SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                October 24, 1996

                    ________________________________________


                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)

        Delaware                 1-8002              04-2209186
        (State or other          (Commission         I.R.S. Employer
        jurisdiction of          File Number)   Identification Number)

        81 Wyman Street                                   02254-9046
        Waltham, Massachusetts                            (Zip Code)

                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
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        Item 5.  Other Events

             On October 24, 1996, Thermo Instrument Systems Inc. ("Thermo Instrument"), a majority-owned subsidiary of Thermo Electron Corporation (the "Company") completed the sale at par of $172.5 million principal amount of 4 1/2% senior convertible debentures due 2003. The debentures are convertible into shares of Thermo Instrument's common stock, and are guaranteed by the Company on a senior basis.
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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 5th day of November, 1996.


                                      THERMO ELECTRON CORPORATION



                                      By:  /s/ Jonathan W. Painter
                                         -------------------------
                                           Jonathan W. Painter